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                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     We, the undersigned Officers and Directors of DDi Corp. ("Parent"), DDi Capital Corp. ("DDi Capital") and Dynamic Details, Incorporated ("DDi"), as the case may be, hereby severally constitute and appoint Joseph P. Gisch, Bruce D. McMaster, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Form 10-K of the companies listed above and any and all amendments to said Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS our hands and common seal on the date set forth below.

       Signature                          Title                         Date
       ---------                          -----                         ----
/S/ BRUCE D. MCMASTER        President and Chief Executive
--------------------------   Officer of Parent, DDi Capital and    March 28, 2000
Bruce D. McMaster            DDi, Director of Parent

/S/ JOSEPH P. GISCH          Chief Financial Officer and
--------------------------   principal accounting officer of       March 28, 2000
Joseph P. Gisch              Parent, DDi Capital and DDi,
                             Director of DDi Capital and DDi

/S/ CHARLES D. DIMICK        Chairman of Parent, Director of       March 28, 2000
--------------------------   Parent, DDi Capital and DDi
Charles D. Dimick

/S/ PRESCOTT ASHE            Director of Parent, DDi Capital       March 30, 2000
--------------------------   and DDi
Prescott Ashe

/S/CHRISTOPHER BEHRENS       Director of Parent                    March 30, 2000
--------------------------
Christopher Behrens

/S/ MARK R. BENHAM           Director of Parent                    March 30, 2000
--------------------------
Mark R. Benham
                             Director of Parent                    March   , 2000
--------------------------
Edward W. Conard

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

/S/ DAVID DOMINIK            Director of Parent, DDi Capital       March 30, 2000
--------------------------   and DDi
David Dominik

/S/ STEPHEN G. PAGLIUCA      Director of Parent                    March 30, 2000
--------------------------
Stephen G. Pagliuca

                             Director of Parent                    March   , 2000
--------------------------
Stephen M. Zide